Unusual or Infrequent Items Impacting Results	12 Months Ended
Sep. 30, 2018
Unusual or Infrequent Items, or Both [Abstract]
Unusual or Infrequent Items Impacting Results

13. Unusual or Infrequent Items Impacting Results.

On September 30, 2016, the Company received $1,330,000 for an easement granted to the state of Florida over the Company's 25.2 acre terminal facility in Tampa, Florida resulting in a $1,277,000 gain. The easement prohibits residential development on the site and prohibits hotel development on a portion of the site.

On October 20, 2015, the Company received notice from the Claims Administrator for the Deepwater Horizon Economic and Property Damages Settlement Program that the Company’s claim in the amount of $2,106,281 qualifies for payment under the terms of the Economic and Property Damages Settlement Agreement.  On December 18, 2015 BP accepted the Company’s proposal of $2,047,651.  The Company received payment of $1,687,085 on January 6, 2016 net of all contingency fees. This amount is included in other income.

First quarter 2018 net income included $3,041,000, or $.92 per share, due to a deferred tax benefit resulting from revaluing the company’s net deferred tax liabilities per the Tax Cuts and Jobs Act of 2017. As the Company has a September 30 fiscal year-end, the lower corporate income tax rate will be phased in, resulting in a U.S. statutory federal rate of approximately 24.28% for our fiscal year ending September 30, 2018, and 21% for subsequent fiscal years. The effective tax rate including the effect of state income taxes, but not including excess tax benefits from stock option exercises, is projected to decrease from 39.5% to 30.5% for fiscal 2018 and 27.5% for subsequent years.

Fourth quarter 2018 net income included $403,000, or $.12 per share, due to a deferred tax benefit resulting from finalizing the revaluation of the company’s net deferred tax liabilities per the Tax Cuts and Jobs Act of 2017.